EXHIBIT 10.1



                             February 6, 2001



Dear _________________,

     Bion Environmental Technologies, Inc. (the "Company") is proposing a second amendment to the Bion Environmental Technologies, Inc. Convertible Bridge Notes (first amended in August 2000) issued pursuant to the Private Placement Memorandum dated December 29, 1999 (the "Notes"), as well as the introductory paragraph of the Bion Environmental Technologies, Inc. Bridge Warrants (first amended in August 2000) (the "Warrants") issued as part of the same offering. According to our records, you hold such Notes and Warrants as set forth on the attached Exhibit A. Capitalized terms utilized herein and not otherwise defined shall have the meanings given to them in the Notes.

     The introductory paragraph of the Notes currently states that the Maturity Date of the Notes shall be July 1, 2001. The Maturity Date in the introductory paragraph of the Notes will be amended to read April 30, 2002, rather than July 1, 2001.

     Section 2(a) of the Notes currently states as follows:

          "(a)     Prepayment or Conversion   (i) In the event the Company
shall issue any capital stock (or instrument convertible into capital stock) ("Stock") of the Company subsequent to the issuance of at least $1,000,000 of Convertible Bridge Notes pursuant to the offering in which this Note was issued, for an aggregate purchase price of at least $5,000,000 (exclusive of the sale of the Notes), pursuant to a public or private offering (an "Offering"), then the Notes shall be converted ("Conversion") into such number of shares of the Stock of the Company as is equal to the Conversion Amount (as defined below) divided by the then current Conversion Price (as defined below). The Conversion Amount shall be the aggregate principal value of the Notes held by such Holder plus any accrued and unpaid interest. Subject to the limitation that in no event shall the Conversion Price be greater than $5.00 per share (irrespective of the price paid for one share of Stock in the Offering), the Conversion Price shall be the price paid for one share of Stock issued in the Offering, subject to adjustment as provided below.

     (ii) Should this Note not be converted into shares of Stock of the Company pursuant to this Section 2(a) prior to one year from the date of issuance of this Note, then the Note shall, at that time, be automatically converted ("Conversion") on the date that occurs one year after the date of issuance of this Note into such number of shares of Common Stock of the Company as is equal to the Conversion Amount (as defined above) divided by the then current Conversion Price (as defined below). Subject to the limitation that in no event shall the Conversion Price be greater than $5.00 per share (irrespective of the market price of the Company's Common Stock at the time of conversion), the Conversion Price shall be an amount equal to the Market Price of the Company's Common Stock. For the purposes hereof, Market Price shall mean an amount not in excess of a maximum of $5 per share that is equal to the average of the closing bid prices of the Company's Common Stock for the 20

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business days immediately preceding the date of conversion as quoted for such security on any licensed securities exchange or, if such security is not then quoted on any licensed securities exchange, on the NASD electronic bulletin board. In the event such calculation cannot be made and the Company and a majority of the Holders are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved by an investment banking firm mutually acceptable to the Company and a majority of the Holders, and any fees and costs associated therewith shall be paid by the Company; provided, however, that in no event shall the Conversion Price be greater than $5 per share."

     This paragraph will be amended to read as follows:

          "(a)     Prepayment or Conversion     (i) In the event the Company
shall issue any capital stock (or instrument convertible into capital stock) ("Stock") of the Company subsequent to the issuance of at least $1,000,000 of Convertible Bridge Notes pursuant to the offering in which this Note was issued, for an aggregate purchase price of at least $5,000,000 (exclusive of the sale of the Notes), pursuant to a public or private offering (an "Offering"), then the Notes shall be converted ("Conversion") into such number of shares of the Stock of the Company as is equal to the Conversion Amount (as defined below) divided by the then current Conversion Price (as defined below). The Conversion Amount shall be the aggregate principal value of the Notes held by such Holder plus any accrued and unpaid interest. Subject to the limitation that in no event shall the Conversion Price be greater than $2.50 per share (irrespective of the price paid for one share of Stock in the Offering), the Conversion Price shall be the price paid for one share of Stock issued in the Offering, subject to adjustment as provided below.

          (ii) Should this Note not be converted into shares of Stock of the Company pursuant to this Section 2(a) prior to midnight on April 29, 2002, then the Note shall, at that time, be automatically converted ("Conversion") into such number of shares of Common Stock of the Company as is equal to the Conversion Amount (as defined above) divided by the then current Conversion Price (as defined below). Subject to the limitation that in no event shall the Conversion Price be greater than $2.50 per share (irrespective of the market price of the Company's Common Stock at the time of conversion), the Conversion Price shall be an amount equal to the Market Price of the Company's Common Stock. For the purposes hereof, Market Price shall mean an amount not in excess of a maximum of $2.50 per share that is equal to the average of the closing bid prices of the Company's Common Stock for the 20 business days immediately preceding the date of conversion as quoted for such security on any licensed securities exchange or, if such security is not then quoted on any licensed securities exchange, on the NASD electronic bulletin board. In the event such calculation cannot be made and the Company and a majority of the Holders are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved by an investment banking firm mutually acceptable to the Company and a majority of the Holders, and any fees and costs associated therewith shall be paid by the Company; provided, however, that in no event shall the Conversion Price be greater than $2.50 per share."

     The introductory paragraph of the Warrants states that the Warrant (exercise) Price of such Warrants is $2.00. As an inducement to Holders to agree to the above-described amendment to the Notes, the Company agrees to

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amend this paragraph in the Warrant of each Holder whose Note is amended as set forth above to provide that the Warrant Price shall be $1.50 rather than $2.00. The call price of the Warrants shall be reduced from $5.90 per share to $3.50 per share.

     In order to amend your Warrant and Note, the Company must receive your written approval of such amendments. Therefore, please sign a copy of this letter in the space provided below and return it to the Company no later than February 15, 2001. The Note and Warrant of every Holder whose consent to the amendments is received by February 15, 2001 will be deemed amended. Any consents received after that date will not be accepted. However, in accordance with Section 10(a) of the Notes, should a majority in principal amount of outstanding Notes consent to the amendments on or prior to February 15, 2001, then the Notes of all Holders will be deemed amended.

     It is important for you to note that you will be required to pay income tax on the difference, if any, between the new exercise price of the Warrants and the market price of the underlying shares on the date of the exchange to the extent that the market price is greater than the exercise price.

     If you have any questions, please contact me. Copies of the Company's latest Form 10-KSB, Form 10-QSB and Form 8-K are available at the office of the Company.


                         BION ENVIRONMENTAL TECHNOLOGIES, INC.


                         By: ________________________________
                                Mark A. Smith, Chairman


     I have reviewed the proposed amendments to the Notes and Warrants and agree to such amendments to my Notes and Warrants.



                              ______________________________



                              ______________________________
                              Please print or type name
                              of signatory above












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                                   EXHIBIT A




                                 Investor name
                               Investor address


                             Original Note Purchase

                                    $xxx,xxx